Taxation	6 Months Ended
Jun. 30, 2025
Income Tax Disclosure [Abstract]
Taxation
11. TAXATION
The Company has holding companies in Cayman Island, British Virgin Islands, Hong Kong, and its main operations is in the PRC. The Company’s entities are subject to local statutory income tax rate in these jurisdictions. Specifically, the Company’s PRC entities are subject to a statutory income tax rate of 25% and a qualified “High and New Technology Enterprise” (“HNTE”) is eligible for a preferential tax rate of 15%, in accordance with the Enterprise Income Tax Law (the “EIT Law”). The Company’s Hong Kong entity is subject to a statutory income tax rate of 16.5%, in accordance with the Hong Kong tax laws.
The Company recorded an income tax expense of nil for the
six months ended June 30, 2024 and 2025, primarily due to
pre-tax
loss generated from operation as well as utilization of net operation loss.

The Group evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measure the unrecognized benefits associated with the tax positions. As of June 30, 2025 and December 31, 2024, the Group did not have any unrecognized uncertain tax positions and the Group does not believe that its unrecognized tax benefits will change over the next twelve months. For the six months ended June 30, 2025 and 2024, the Company did not incur any interest and penalties related to potential underpaid income tax expenses. As of June 30, 2025, the tax years ended December 31, 2020 through 2024 for the Group’s subsidiaries in the PRC and the VIEs are generally subject to examination by the PRC tax authorities. The tax years ended December 31, 2019 through 2024 for the Group’s subsidiaries in Hong Kong are generally subject to examination by the Hong Kong tax authorities.